Summary Prospectus	May 1, 2016

Symbol: QLMLFX

QS

VARIABLE CONSERVATIVE GROWTH

Shares of the portfolio are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Summary Prospectus should be read together with the prospectus for those contracts and information for those plans.

Before you invest, you may want to review the portfolio’s Prospectus, which contains more information about the portfolio and its risks. You can find the portfolio’s Prospectus and other information about the portfolio, including the portfolio’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/variable-investment-prospectuses (click on the name of the portfolio). You can also get this information at no cost by calling the portfolio at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The portfolio’s Prospectus, dated May 1, 2016 and as may be amended or further supplemented, the portfolio’s statement of additional information, dated May 1, 2016 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the portfolio’s annual report to shareholders, dated December 31, 2015, are incorporated by reference into this Summary Prospectus.

Investment objective

The portfolio seeks balance of growth of capital and income.

Fees and expenses of the portfolio

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this portfolio through a separate

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

account or qualified plan is presented in the contract prospectus through which the portfolio’s shares are offered to you or in the information provided by your plan.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A

Annual portfolio operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	None
Distribution and/or service (12b-1) fees	None
Other expenses	0.14
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.69
Total annual portfolio operating expenses[1]	0.83

[1]	Total annual portfolio operating expenses do not correlate with the ratio of expenses to average net assets reported in the financial highlights table in the portfolio’s Prospectus and in the portfolio’s shareholder reports, which reflect the portfolio’s operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

●	You invest $10,000 in the portfolio for the time periods indicated
●	Your investment has a 5% return each year and the portfolio’s operating expenses remain the same
●	You reinvest all distributions and dividends without a sales charge
●	The expenses of the underlying Legg Mason-affiliated funds are reflected

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
With or without redemption at end of period	85	265	461	1,025

Portfolio turnover. The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

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Principal investment strategies

The portfolio is a fund of funds—it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds).

The portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 35% to 65% of the portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 35% to 65% of the portfolio’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate portfolio assets to any underlying funds in varying amounts in a manner consistent with the portfolio’s investment objective. The portfolio’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements.

The portfolio managers will seek to maintain a level of risk in the portfolio similar to that of the portfolio’s composite benchmark as defined under “Performance” below.

The underlying funds have a range of investment styles and focuses. The underlying funds may invest in foreign and emerging markets and engage in derivative transactions. The underlying equity funds may include exposure to any market cap or investment style including alternative investments (such as commodities, real estate assets and infrastructure assets). The underlying equity funds may employ strategies similar to those used by hedge funds, which may have a low correlation to broad stock market movements or take both long and short positions in equity securities. The underlying fixed income funds include funds investing in any sector, region or style, including foreign fixed income strategies, currency strategies, inflation-indexed securities, structured credit and distressed debt. The underlying funds may take both long and short positions in fixed income securities. Such funds may also seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. The fixed income funds may also invest in securities having maturities of any length and any credit quality, including securities rated below investment grade (commonly known as “junk bonds”). The portfolio managers may invest the portfolio’s assets in underlying funds that have a limited performance history.

Principal risks

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the portfolio.

Affiliated funds risk. The portfolio’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the portfolio may invest in certain underlying funds for which the portfolio’s subadviser serves as adviser. It is possible that a conflict of interest among the portfolio and the underlying funds could affect how the portfolio’s manager and subadviser fulfill their fiduciary duties to the portfolio and the underlying funds. For example, the subadviser may have an incentive to allocate the portfolio’s assets to those funds for which the fees paid to the manager or subadviser are

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higher than the fees paid by other underlying funds or to those funds for which the subadviser serves as adviser. However, the portfolio’s Board of Trustees believes the portfolio has been structured to mitigate these concerns.

Allocation risk. The portfolio’s ability to achieve its investment goal depends upon the portfolio managers’ skill in determining the portfolio’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements).

Credit risk. If an issuer or guarantor of a security held by an underlying fund or a counterparty to a financial contract with an underlying fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the portfolio, the manager, any subadviser and/or its service providers (including, but not limited to, portfolio accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives risk. Using derivatives can increase an underlying fund’s losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the underlying fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the underlying fund. Use of derivatives may have different tax consequences for an underlying fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make

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derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to an underlying fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the underlying fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an underlying fund’s investment in that issuer. The portfolio is subject to greater levels of credit risk to the extent an underlying fund holds below investment grade debt securities, or “junk bonds.” Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

Foreign investments and emerging market risk. An underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of an underlying fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent an underlying fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on portfolio performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their

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market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that stocks may remain undervalued. An underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the portfolio’s exposure to those factors.

Hedge fund strategies risk. The portfolio, through the underlying funds, may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies. The portfolio may invest in underlying funds employing proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Investing in a fund of funds risk. Your cost of investing in the portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual equity and fixed income securities. An underlying fund may change its investment objective or policies without the portfolio’s approval, which could force the portfolio to withdraw its investment from such underlying fund at a time that is unfavorable to the portfolio. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose. If the portfolio invests in an underlying fund that has recently commenced operations, there can be no assurance that such underlying fund will grow to or maintain an economically viable size, in which case the underlying fund’s board or adviser may determine to liquidate the underlying fund.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, an underlying fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Liquidity risk. Some assets held by an underlying fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the underlying fund may be forced to sell at a loss.

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Long/short strategy risk. While an underlying fund may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the underlying fund could lose money on both positions, if the adviser judges the market incorrectly.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio or underlying fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the portfolio or underlying fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio’s or underlying fund’s investments may be negatively affected.

Non-diversification risk. The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the portfolio invests its assets in a smaller number of underlying funds, the portfolio will be more susceptible to negative events affecting those funds than diversified funds. The underlying funds in which the portfolio invests may be either diversified or non-diversified.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, an underlying fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. An underlying fund also may lose any premium it paid on the security.

Real assets risk. Investments by the portfolio in an underlying fund that invests in real assets involve a high degree of risk, including significant financial, operating, and competitive risks. Real assets include properties, natural resources, commodities and infrastructure assets. Investments in underlying funds that invest in real assets expose the fund to adverse macroeconomic

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conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the portfolio’s or underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the portfolio or underlying fund fall, the value of your investment in the portfolio will decline.

Valuation risk. The sales price an underlying fund could receive for any particular portfolio investment may differ from the underlying fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when an underlying fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology. The portfolio’s and underlying fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These risks are discussed in more detail in the portfolio’s Prospectus or in the statement of additional information (“SAI”).

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the portfolio. The bar chart shows changes in the portfolio’s performance from year to year. The table shows the average annual total returns of the portfolio and also compares the portfolio’s performance with the average annual total returns of an index or other benchmark. The portfolio also compares its performance to a composite benchmark, which is a hypothetical representation of the performance of the portfolio’s major asset classes, consisting of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI Europe, Australasia, Far East Index, 43% Barclays U.S. Aggregate Index (an index of fixed income securities) and 7% Barclays U.S. High Yield—2% Issuer Cap Index (an index of fixed income securities). The portfolio makes updated performance information available by calling the portfolio at 1-877-721-1926 and provides its current net asset value at http://www.leggmason.com/individualinvestors/variable-investment-prospectuses (click on name of the portfolio).

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The portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

Fees paid by the separate accounts or qualified plans through which shares of the portfolio are sold are not reflected in the accompanying bar chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of the expenses associated with the account or plan.

Best Quarter (06/30/2009): 16.55    Worst Quarter (12/31/2008): (14.73)

Average annual total returns (%)
(for periods ended December 31, 2015)
	1 year	5 years	10 years
QS Variable Conservative Growth	(1.19)	6.47	5.32
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	0.55	3.25	4.52
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	0.92	12.44	7.40
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	(0.18)	6.90	6.03

Prior to May 1, 2015, the portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 50%.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: QS Investors, LLC (“QS Investors”)

Portfolio managers: Y. Wayne Lin, Thomas Picciochi and Ellen Tesler. Mr. Lin (Portfolio Manager, Multi-Asset Strategist of QS Investors) has been a portfolio manager for the portfolio since May 2012. Mr. Picciochi (Head of Multi-Asset Portfolio Management Implementation of QS Investors) and Ms. Tesler (Portfolio Manager of QS Investors) have been portfolio managers for the portfolio since May 2014.

Purchase and sale of portfolio shares

Shares of the portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life

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insurance companies or through eligible pension or other qualified plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.

Tax information

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

Payments to broker/dealers and other financial intermediaries

The portfolio’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of portfolio shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the portfolio over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

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FD02969SP 05/16